UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

_____________________

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices, and Zip Code)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
_____________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, KLX Energy Services Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2023. At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated KLX Energy Services Holdings, Inc. Long-Term Incentive Plan (the “Amended Plan”), which is an amendment and restatement of the KLX Energy Services Holdings, Inc. Long-Term Incentive Plan (the “Original Plan”) that increases the number of shares of the Company’s common stock that may be issued under the Original Plan by 1,200,000 shares and extends the expiration date of the Original Plan to March 8, 2033. As a result, as of the date of this Current Report on Form 8-K, a total of 1,256,289 shares of the Company’s common stock are available for issuance under the Amended Plan. The additional shares of the Company’s common stock authorized to be issued pursuant to the Amended Plan will be registered pursuant to a registration statement on Form S-8.

The Amended Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units and other forms of equity-based or equity-related awards.

The foregoing description of the Amended Plan is a summary only and is subject to, and qualified in its entirety by reference to, the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 10, 2023. At the Annual Meeting, stockholders were requested to: (i) approve an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) to declassify the Board of Directors of the Company (the “Board”); (ii) elect two Class II Directors, each for a term that expires at the 2026 Annual Meeting of the Stockholders and until their successor is duly elected or qualified; (iii) approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement to amend the Company’s bylaws; (iv) approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement to amend the Company’s certificate of incorporation; (v) approve an amendment to the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; (vi) approve the Amended Plan to extend the expiration date of, and increase the number of shares of the Company’s common stock that may be issued under, the Original Plan; and (vii) ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditor for the fiscal year ending in December 31, 2023. There were 16,407,768 shares issued and outstanding and entitled to vote as of the record date, March 13, 2023, for the Annual Meeting.

The following are final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on March 28, 2023:

Item No. 1 – Declassification of the Board. The declassification of the Board was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,852,390	54,363	37,238	4,588,689

Item No. 2 – Election of Class II Directors. The election of each director was approved as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
John T. Collins	7,144,641	799,350	4,588,689
Dag Skindlo	7,411,470	532,521	4,588,689

Item No. 3 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Bylaws. The elimination of the supermajority voting requirement to amend the Company’s bylaws was not approved, as the affirmative vote of a majority in voting power of the outstanding common stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,764,921	122,268	56,802	4,588,689

Item No. 4 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Certificate of Incorporation. The elimination of the super majority voting requirement to amend the Company’s certificate of incorporation was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,764,731	122,271	56,989	4,588,689

Item No. 5 – Reflection of the New Delaware Law Provisions regarding Officer Exculpation. The reflection of the new Delaware law provisions regarding officer exculpation was not approved, as the affirmative vote of a majority of the outstanding common stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,593,151	281,917	68,923	4,588,689

Item No. 6 – Approval of the Amended Plan. The Amended Plan, which extends the expiration date of, and increases the number of shares of the Company’s common stock that may be issued under, the Original Plan, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,591,512	295,961	56,518	4,588,689

Item No. 7 – Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,304,784	160,833	67,063	0

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
10.1	Second Amended and Restated KLX Energy Services Holdings, Inc. Long-Term Incentive Plan (Amended and Restated as of March 8, 2023)
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	May 12, 2023